                                                                    EXhibit 99.2

                        ANNUAL MEETING OF SHAREHOLDERS OF

                                 TRANSPRO, INC.

                                  JULY 22, 2005

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

                         -------------------------------
                            PROXY VOTING INSTRUCTIONS
                         -------------------------------

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                     - OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call.

                                     - OR -

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions.
Have your proxy card available when you access the web page.

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You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.
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Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

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    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (1) THROUGH (6).
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
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1. Election of Directors:

                              NOMINEES:
[ ] FOR ALL NOMINEES          o  Barry R. Banducci
                              o  William J. Abraham, Jr.
[ ] WITHHOLD AUTHORITY        o  Philip Wm. Colburn
    FOR ALL NOMINEES          o  Charles E. Johnson
                              o  Paul R. Lederer
[ ] FOR ALL EXCEPT            o  Sharon M. Oster
    (See instruction below)   o  F. Alan Smith

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold. as shown here: o

                                                           FOR  AGAINST  ABSTAIN

2. Appointment of BDO Seidman, LLP as Transpro's           [ ]    [ ]      [ ]
   independent registered public accounting firm.

3. Approval of the Transpro, Inc. Equity Incentive         [ ]    [ ]      [ ]
   Plan.

4. Adoption of the Agreement and Plan of Merger            [ ]    [ ]      [ ]
   among Transpro, Modine Manufacturing Company and
   Modine Aftermarket Holdings, Inc.

5. Approval of any motion to adjourn the annual meeting.   [ ]    [ ]      [ ]

6. Approval of the increase in the number of authorized    [ ]    [ ]      [ ]
   common shares to 47.5 million.

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To change the address on your account, please check the box at right       [ ]
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
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The undersigned acknowledges receipt of the Notice of Annual Meeting of
Shareholders and the proxy statement/prospectus-information statement furnished therewith.

Signature of Shareholder                               Date:
                         -----------------------------       -------------------

Signature of Shareholder                               Date:
                         -----------------------------       -------------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                                 TRANSPRO, INC.

                                  JULY 22, 2005

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (1) THROUGH (6).
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. Election of Directors:

                              NOMINEES:
[ ] FOR ALL NOMINEES          o  Barry R. Banducci
                              o  William J. Abraham, Jr.
[ ] WITHHOLD AUTHORITY        o  Philip Wm. Colburn
    FOR ALL NOMINEES          o  Charles E. Johnson
                              o  Paul R. Lederer
[ ] FOR ALL EXCEPT            o  Sharon M. Oster
    (See instruction below)   o  F. Alan Smith

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold. as shown here: o

                                                           FOR  AGAINST  ABSTAIN

2. Appointment of BDO Seidman, LLP as Transpro's           [ ]    [ ]      [ ]
   independent registered public accounting firm.

3. Approval of the Transpro, Inc. Equity Incentive         [ ]    [ ]      [ ]
   Plan.

4. Adoption of the Agreement and Plan of Merger            [ ]    [ ]      [ ]
   among Transpro, Modine Manufacturing Company and
   Modine Aftermarket Holdings, Inc.

5. Approval of any motion to adjourn the annual meeting.   [ ]    [ ]      [ ]

6. Approval of the increase in the number of authorized    [ ]    [ ]      [ ]
   common shares to 47.5 million.

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right       [ ]
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

The undersigned acknowledges receipt of the Notice of Annual Meeting of
Shareholders and the proxy statement/prospectus-information statement furnished therewith.

Signature of Shareholder                               Date:
                         -----------------------------       -------------------

Signature of Shareholder                               Date:
                         -----------------------------       -------------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                 TRANSPRO, INC.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
         THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 22, 2005

         The undersigned hereby appoints Barry R. Banducci and Charles E.
Johnson, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to represent and vote all shares of common stock of Transpro, Inc. held of record by the undersigned on June 9, 2005 at the Annual Meeting of Shareholders to be held at 11:00 a.m.
on Friday, July 22, 2005 at [Location] and at any adjournment thereof, as specified on the reverse side of this proxy card and in their discretion upon such other matters as may properly come before such Annual Meeting and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DESIGNATED BY THE
UNDERSIGNED IF RECEIVED BY 11:59 P.M. EASTERN TIME ON THURSDAY, JULY 21, 2005.
IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS (1) THROUGH (6)
AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY
COME BEFORE THE ANNUAL MEETING.

         If the undersigned is a participant in the Transpro, Inc. 401(k)
Savings Plan, then the undersigned directs the trustee of the 401(k) plan to appoint the above-named individuals as proxies to vote and act with respect to all common shares held by the undersigned in his or her 401(k) plan account in the manner specified on the reverse of this card and in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof. If you are such a participant and your voting instructions are not received by 11:59 p.m., Eastern Time, on Wednesday, July 20, 2005, the trustee of the 401(k) plan will vote those shares as directed by the Transpro Pension and Benefits Committee.

         Please consider the issues discussed in the proxy statement and cast your vote by marking the boxes on the REVERSE SIDE. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.
It is important that your shares are represented at this meeting, whether or not you attend the meeting in person. Therefore, please complete the reverse side and mail it or use the Internet or toll-free telephone voting system explained above.

           (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)